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                             NEVADA POWER COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 6, 1994


TO OUR SHAREHOLDERS:

     The Annual Meeting of the Shareholders of Nevada Power Company will be held at the Sheraton Desert Inn Country Club, Terrace Room, 3145 Las Vegas Boulevard South, Las Vegas, Nevada, on Friday, May 6, 1994, at 2:00 P.M. for the following purposes:

     1.   To elect four directors to three-year terms.

     2. To consider and act upon any other business that may properly be brought before the meeting.

     Guest rooms have been reserved at the Sheraton Desert Inn at a special rate for those Nevada Power Company Shareholders who wish to stay Thursday, May 5, 1994. To make room reservations, please call the Sheraton Desert Inn (800) 634-6906, or (702) 733-4434, and indicate you are attending the Nevada Power Company Shareholders Meeting.

     The close of business on March 14, 1994 has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

March 14, l994


                              Richard L. Hinckley
                              Richard L. Hinckley
                              Secretary




            EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
                 SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT
                     PROMPTLY IN THE ACCOMPANYING ENVELOPE

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                           LOCATION OF 1994
                   ANNUAL MEETING OF SHAREHOLDERS

     A map of the location of the 1994 Annual Meeting of Shareholders to be held at the Sheraton Desert Inn Country Club in the Terrace Room is included in this space. The map shows the area of Las Vegas, Nevada bordered by Sahara Ave to the North, Tropicana Ave to the South, Interstate 15 to the West and Paradise Road to the East, as well as the relative location of the Las Vegas Convention Center and McCarran International Airport. An enlarged map of the Sheraton Desert Inn property showing various structures is overlaid on the right side of the area map of Las Vegas.

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                              NEVADA POWER COMPANY
                            6226 West Sahara Avenue
                                  P.O. Box 230
                           Las Vegas, Nevada   89151
                            _______________________


                                PROXY STATEMENT

     The enclosed proxy for the 1994 Annual Meeting of Shareholders is solicited by the Board of Directors of Nevada Power Company (the "Company") and it may be revoked by written notice to the Secretary of the Company at any time prior to its use. All shares represented by valid proxies on the enclosed form, timely received by the Company, will be voted at the meeting or any adjourned session in the manner directed by the shareholder. If no direction is made, the proxy will be voted "FOR" proposal 1.

     As of the close of business on March 14, 1994, there were outstanding and entitled to vote 41,944,428 shares of Common Stock. Only holders of Common Stock of record at the close of business on March 14, 1994 will be entitled to vote at the meeting.

     Each share of the Company's Common Stock is entitled to one vote. The total number of shares represented by individual proxies includes shares, if any, owned by shareholders and credited to their accounts under the Company's Stock Purchase and Dividend Reinvestment Plan. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company tabulates the votes. Abstentions are included in the determination of the number of shares present and voting, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The first mailing of the proxy and proxy statement to common shareholders will be on or about March 29, 1994.

     The cost of soliciting proxies in the enclosed form is being borne by the Company. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their reasonable expenses in doing so. Proxies also may be solicited personally or by telephone or telegraph by directors, officers, and a few regular employees of the Company in addition to their usual duties, but they will not be specially compensated for these services. The Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005 to aid in the solicitation of proxies by similar methods, for which D.F. King & Co., Inc. will receive a fee of $7,000 plus reimbursement of out-of-pocket expenses.

                             ELECTION OF DIRECTORS

     The Company's Restated Articles of Incorporation currently provide for a classified board consisting of between three and twelve directors. At present, the Board of Directors (sometimes referred to herein as the "Board") consists of eleven members divided into three classes of four, three and four directors, respectively. One class of directors is elected at each Annual Meeting to serve a three-year term. A brief biography of each nominee up for election at the 1994 Annual Meeting is presented below. Management recommends that shareholders vote "FOR" these nominees.

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     The proxies  solicited by  and on  behalf of  the Board of Directors of the
Company will be voted "FOR" the election of the nominees, unless authority to do
so is  withheld as  provided  in  the  enclosed  proxy.    Although  it  is  not
contemplated that any of the nominees will be unable to serve, in the event any nominee should not be available as a candidate for director at the time of the Annual Meeting, the persons named in the proxy will vote for a substitute who will be designated by the present Board of Directors to fill such vacancy.

     The following table sets forth biographical information for the four nominees for director and the other directors of the Company.

                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------
Nominees for Director:
- ----------------------

JOHN L. GOOLSBY     52  President, Chief  Executive Officer and      1991/1994
                        a  director   of  each  of  The  Hughes
                        Corporation and Summa Corporation (land
                        development companies),  the  principal
                        operating  companies   of  the   Howard
                        Hughes  Estate.    Mr.  Goolsby  became
                        affiliated with  Summa  Corporation  in
                        l980, and  since  that  time  has  held
                        various positions  with  the  operating
                        companies of  the Howard Hughes Estate.
                        Mr. Goolsby  is a  director of  Bank of
                        America  Nevada.   Mr.  Goolsby   is  a
                        graduate of  the University of Texas at
                        Arlington  and   a   Certified   Public
                        Accountant.       Member   Compensation
                        Committee.         Member    Nominating
                        Committee.      Member   Pension   Fund
                        Committee.

JERRY HERBST        56  Chief  Executive  Officer  of  each  of      1990/1994
                        Terrible Herbst, Inc. (gas station, car
                        wash,  convenience   store  chain)  and
                        Herbst Supply Co., Inc. (wholesale fuel
                        distribution), family-owned  businesses
                        for which  he has  worked  since  l959.
                        Mr. Herbst  is a general partner of the
                        Gold  Coast   Hotel  &   Casino  and  a
                        director of Bank of America Nevada. Mr.
                        Herbst is  a graduate of the University
                        of   Southern   California.      Member
                        Compensation     Committee.      Member
                        Nominating  Committee.  Member  Pension
                        Fund Committee.

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                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------

FRANK E. SCOTT      74  Until his  retirement in 1988, Chairman      1972/1994
                        of  the   Board  and   Chief  Executive
                        Officer  of   First  Western  Financial
                        Corporation  (holding   company  of   a
                        savings  and   loan  association).  Mr.
                        Scott is  Chairman  of  the  Board  and
                        Chief Executive  Officer of  Dres Media
                        Corporation (media  communication), and
                        is  Chairman  of  the  Board  of  White
                        Plains Resources  Corporation (mining).
                        Member    Audit    Committee.    Member
                        Compensation Committee.  Member Pension
                        Fund Committee.

JELINDO A. TIBERTI  74  Chairman of  the Board of J. A. Tiberti      1963/1994
                        Construction Company,  Inc. Mr. Tiberti
                        is a  Professional Engineer.   Chairman
                        Pension    Fund    Committee.    Member
                        Executive       Committee.       Member
                        Compensation Committee.

Other Directors:
- ----------------
FRED D. GIBSON, JR. 66  Chairman,  President,  Chief  Executive      1978/1995
                        Officer  and  a  director  of  American
                        Pacific  Corporation   (manufacture  of
                        chemicals   and   pollution   abatement
                        equipment;  real  estate  development).
                        Mr. Gibson  has  been  affiliated  with
                        American Pacific  Corporation  and  its
                        predecessor,  Pacific   Engineering   &
                        Production Co.,  since l956. Mr. Gibson
                        is a  graduate  of  the  University  of
                        Nevada   and    holds   a   degree   in
                        Metallurgical  Engineering.    Chairman
                        Audit   Committee.   Member   Executive
                        Committee.     Member      Compensation
                        Committee. Member Nominating Committee.

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                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------

JAMES C. HOLCOMBE   49  President and  Chief Operating  Officer      1990/1995
                        of the Company. Mr. Holcombe joined the
                        Company as  Executive Vice President on
                        March l, l989 and was elected President
                        and Chief  Operating Officer  on May 1,
                        l989. Prior  to joining the Company, he
                        was   Vice    President   of   Resource
                        Development  for   San  Diego  Gas  and
                        Electric Company.  Mr.  Holcombe  is  a
                        graduate  of   California   Polytechnic
                        State University  and is  a  Registered
                        Professional Engineer. Member Executive
                        Committee.

CONRAD L. RYAN      69  Elected President  of  the  Company  in      1978/1995
                        1978, Chief  Executive Officer  of  the
                        Company in  l979 and  Chairman  of  the
                        Board in  l982. Mr.  Ryan retired  from
                        the Company  and from  the positions of
                        Chief Executive Officer and Chairman of
                        the  Board  in  l989.  Mr.  Ryan  is  a
                        graduate of  the University of Utah and
                        a  Registered   Professional  Engineer.
                        Member  Executive   Committee.   Member
                        Audit Committee.

ARTHUR M. SMITH     71  Prior  to   his  retirement   in  1984,      1959/1995
                        Chairman  of   the   Board   of   First
                        Interstate Bank  of  Nevada,  N.A.  Mr.
                        Smith is  a director  of Circus  Circus
                        Enterprises (hotel  and  casino),  John
                        Deere Insurance  Group and  the  W.  M.
                        Keck Foundation.  Chairman Compensation
                        Committee.  Member   Audit   Committee.
                        Member Pension Fund Committee.

JAMES CASHMAN III   44  President of  Cashman Equipment Company      1981/1996
                        (heavy  construction   equipment).  Mr.
                        Cashman is  a director of Circus Circus
                        Enterprises  (hotel  and  casino).  Mr.
                        Cashman is  a graduate  of Santa  Clara
                        University.       Chairman   Nominating
                        Committee.  Member Executive Committee.
                        Member Audit Committee.

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                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------

MARY LEE COLEMAN    57  President   of    Coleman   Enterprises      1980/1996
                        (developer  of   shopping  centers  and
                        industrial parks).   Mrs.  Coleman is a
                        graduate of  the University of Southern
                        California.   Member  Audit  Committee.
                        Member Pension Fund Committee.

CHARLES A. LENZIE   56  Chairman  of   the  Board   and   Chief      1983/1996
                        Executive Officer  of the  Company. Mr.
                        Lenzie joined  the Company  in 1974  as
                        Vice President-Finance.  He was elected
                        Senior   Vice   President-Finance   and
                        Accounting Services  in December  1979;
                        President  on   February  l,  l983  and
                        Chairman  of   the  Board   and   Chief
                        Executive Officer  on May  l, l989. Mr.
                        Lenzie is a director of Bank of America
                        Nevada.   Mr. Lenzie  is a  graduate of
                        the  University   of  Illinois   and  a
                        Certified Public  Accountant.  Chairman
                        Executive Committee.

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                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Committees of the Board of Directors are the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating Committee and the Pension Fund Committee. The major functions of these Committees are described briefly below.

EXECUTIVE COMMITTEE

     Except for certain powers which, under Nevada law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Company.

AUDIT COMMITTEE

     The Audit Committee recommends to the Board of Directors the appointment of the independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. The Audit Committee discusses matters of concern to the Committee, the independent public accountants or management relating to the Company's financial statements or other results of the audit. It also meets with the Company's Director of Internal Audit regarding internal auditing matters and controls.

COMPENSATION COMMITTEE

     The Compensation Committee reviews and recommends to the Board compensation for officers.

NOMINATING COMMITTEE

     The Nominating Committee is empowered to consider and review the qualifications of potential nominees for directors and to recommend to the Board of Directors a slate of nominees for election as directors at the Annual Meeting of Shareholders and, when vacancies occur, candidates for election by the Board of Directors. The Committee will consider nominees recommended by shareholders; written recommendations must be received by the Secretary of the Company not less than thirty days nor more than sixty days prior to the meeting at which directors are to be elected.

PENSION FUND COMMITTEE

     The Pension Fund Committee oversees the investment of the assets of the Company's Qualified Retirement Plan.

                     MEETINGS, ATTENDANCE AND COMPENSATION

     During 1993, the Company's Board of Directors and the Executive Committee each met 11 times, the Audit Committee 2 times, the Compensation Committee 4 times and the Pension Fund Committee and the Nominating Committee each met once.

     During 1993, John L. Goolsby attended 72% of the aggregate meetings of the Board of Directors and Committees on which he served. All other directors attended at least 75% of these meetings.

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     No director  who receives  a salary  from the  Company is  paid any fees to serve as  a director  or as a member of any committee of the Board of Directors.
Those  directors   not  receiving   salaries  from  the  Company  (the  "Outside
Directors") are paid an annual fee of $20,000 plus $1,000 for each directors' meeting attended; an annual fee of $10,000 for serving on the Executive Committee; $1,000 per meeting attended for serving on the Audit Committee, the Compensation Committee, the Nominating Committee, or the Pension Fund Committee
and an  additional $400  per meeting  for serving  as Committee  Chairman.    In
addition, the Company has purchased a $20,000 term life insurance policy for each of the Outside Directors.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table presents certain information regarding the Company's Common Stock beneficially owned by each director, the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year 1993, and all directors and executive officers of the Company as a group as of December 31, 1993:

                                                  Amount and
                                                   Nature of
                                                  Beneficial     Percent of
     Name                                         Ownership        Class
- -----------------------------------------------  ------------    ----------
     James Cashman III ........................    6,282(1)         .015%
     Mary Lee Coleman .........................  323,585(2)         .780%
     Fred D. Gibson, Jr. ......................    6,681(3)         .016%
     John L. Goolsby...........................    1,501(4)         .004%
     Jerry Herbst..............................    5,000(1)         .012%
     James C. Holcombe ........................    3,432(1)(13)     .008%
     Charles A. Lenzie ........................    8,576(5)(13)     .021%
     Conrad L. Ryan ...........................   10,599(6)         .026%
     Frank E. Scott ...........................    5,060(1)         .012%
     Arthur M. Smith ..........................    1,200(7)         .003%
     Jelindo A. Tiberti .......................    2,000(8)         .005%
     David G. Barneby .........................    3,335(9)(13)     .008%
     Cynthia K. Gilliam .......................    2,018(10)(13)    .005%
     Steven W. Rigazio.........................    4,049(11)(13)    .010%
     All Directors & Executive Officers as a
       Group (16 individuals)(14)..............  386,409(12)(13)    .931%
___________

(1)  Held in shareholder's name.

(2)  156,889 shares held in shareholder's name; balance held in family trust.

(3)  4,600 shares held in street name; balance held in shareholder's name.

(4)  1,500 shares held in street name; balance held in shareholder's name.

(5)  5,345 shares held in street name; balance held in shareholder's name.

(6)  400 shares held in street name; balance held in shareholder's name.

(7)  1,000 shares held in street name; balance held in family trust.

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(8)  1,250 shares  held in  street name;  balance held  in  name  of  controlled corporation.

(9) 1,136 shares held in street name; 1,817 shares held in shareholder's name; balance held in trust.

(10) 360 shares held in street name; balance held in shareholder's name.

(11) 515 shares held in shareholder's name; balance held in family trust.

(12) Includes 750 shares held in the name of controlled corporation; 15,591 shares held in street name; 171,728 shares held in trust and 198,340 shares held in shareholders' names.

(13) Of  the  shares  shown,  all  of  the  shares  beneficially  owned  by  Mr.
     Holcombe, 1,256 shares beneficially owned by Mr. Lenzie, 764 shares beneficially owned by Mr. Barneby, 680 shares beneficially owned by Mrs. Gilliam, 515 shares beneficially owned by Mr. Rigazio, and 8,822 of the shares beneficially owned by all directors and executive officers as a group are held in the Company's 401(k) Plan for the benefit of such shareholders. These shares are fully vested. All shares of Company Common Stock held in the Company's 401(k) Plan are subject to shared voting power with the trustee of the 401(k) Plan.

(14) None of the directors or executive officers own any of the Company's outstanding Cumulative Preferred Stock or Preference Stock.

     The management of the Company does not know of any shareholder holding more than 5% of the Company's Common Stock.

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                             EXECUTIVE COMPENSATION

     The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year 1993, as well as the total compensation paid to each such individual for the Company's two previous years.

                         SUMMARY COMPENSATION TABLE (7)

                                    Annual Compensation
                            ------------------------------------
Name and Principal                                 Other Annual   All Other
Position(6)           Year    Salary   Bonus(1)  Compensation(2) Compensation(3)
- --------------------- ----  ---------  --------  --------------- ---------------
Charles A. Lenzie     1993  $ 311,923  $ 98,256     $ 5,917       $ 7,075
  Chairman of the     1992    271,434   113,393       4,002         8,104
  Board and Chief     1991    263,781    13,121       4,191         7,913
  Executive Officer,
  Director

James C. Holcombe     1993    247,160    77,855      11,686         7,075
  President and Chief 1992    223,976    92,776       9,940         6,418
  Operating Officer,  1991    215,494    10,735       9,538         5,394
  Director

David G. Barneby      1993    134,958    25,373       7,985         3,868
  Vice President,     1992    130,235    35,791       5,060         3,756
  Power Delivery      1991    116,768     3,868       5,648         3,503

Cynthia K. Gilliam(4) 1993    130,548    24,021       8,955         3,964
  Vice President,     1992    117,732    24,278       4,580         3,468
  Retail Customer     1991    100,844     2,280       6,910         3,005
  Operations

Steven W. Rigazio(5)  1993    127,374    23,947       8,384         3,744
  Vice President,     1992    100,665    21,665       8,025         2,969
  Finance and Plan-   1991     83,010     1,974       5,507         2,536
  ning, Treasurer,
  Chief Financial
  Officer

(1) Amounts awarded under the Executive Performance Incentive Plan for the respective fiscal years.

(2) These amounts represent the personal use of Company automobiles and reimbursement for payment of taxes thereon.

(3) These amounts represent the Company's contribution to the Company's 401(k) Plan.

(4) Cynthia K. Gilliam was elected Vice President, Customer Service January 1, 1992. She was Vice President, Human Resources during 1991.

(5) Steven W. Rigazio was elected Vice President and Treasurer, Chief Financial Officer March 5, 1992. He was Vice President - Planning during 1991.

(6) Current positions reflect new organizational structure approved by the Board of Directors on October 14, 1993.
                                        9
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(7)  The number and value of the aggregate performance  restricted shares  under the Company's Long-Term Incentive Plan as of December 31, 1993, are 4,963 shares and $119,732 for Mr. Lenzie; 4,061 shares and $97,972 for Mr.
     Holcombe; 1,191 shares and $28,733 for Mr. Barneby; 1,065 shares and $25,693 for Mrs. Gilliam; and 930 shares and $22,436 for Mr. Rigazio, respectively.


             LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

                                            Estimated Future Payouts under
                      Performance             Non-Stock Price-Based Plans
                      or Other Period   ----------------------------------------
                      Until Maturation   Threshold      Target       Maximum
Name                  or Payout            (#)           (#)           (#)
- --------------------  ----------------  ------------  ------------  ------------
Charles A. Lenzie...  Three Years       2,328 shares  4,656 shares  5,820 shares
James C. Holcombe...  Three Years       1,905 shares  3,810 shares  4,763 shares
David G. Barneby....  Three Years         559 shares  1,117 shares  1,396 shares
Cynthia K.Gilliam...  Three Years         500 shares    999 shares  1,249 shares
Steven W. Rigazio...  Three Years         436 shares    872 shares  1,090 shares


     The Company's Long-Term Incentive Plan (LTIP) gives participants the opportunity to earn awards based on the Company's performance over a three-year performance period. The performance period for the 1993 LTIP awards (Awards) began January 1, 1993 and ends December 31, 1995. The Awards of LTIP incentive compensation units (Units) earned by the named executive officers will be determined at the end of the three-year performance period based on the ranking of the Company's total shareholder return (i.e., stock price appreciation plus reinvested dividends) in comparison to the Merrill Lynch Electric Utilities Index (Index). Common stock of the Company at the rate of one share per Unit earned will be paid to LTIP participants at the end of the performance period. Participants would earn a percentage of the Award based on the percentile rank of the Company's total shareholder return in comparison to the Index, as follows:


      Percentile Rank of Company       Percentage of Award Earned
      --------------------------       --------------------------
       Less than 40th                             0%
                 40th                            50%
                 50th                            75%
                 60th                            90%
                 75th                           100%
                 90th                           125%












                                        10
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COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the philosophy for compensating the Company's executives and ensuring that all aspects of the Executive Compensation Program are administered consistent with the philosophy. During 1993, the Committee met four times. This report describes the Committee's decisions during 1993 in determining the compensation earned by the Chief Executive Officer (the "CEO"), and all other officers as a group.

     The Omnibus Budget Reconciliation Act of 1993 contained provisions on the deductibility of executive compensation. All compensation paid to the CEO and other proxy - named executives for 1993 is fully deductible. It is the Committee's intention to maintain the complete deductibility in the future, however, we reserve the right to deviate from this policy when and if we determine it is in the best interests of the Company and its shareholders to do so.

     The Company has retained the services of Towers Perrin, a compensation consulting firm, to assist the Committee in connection with the performance of its various duties. Towers Perrin has been retained in this capacity since
1990. Towers Perrin provides advice to the Committee with respect to the reasonableness of compensation paid to the officers of the Company.

Overall Objectives

     The primary objective of the Executive Compensation Program is to motivate the officers to achieve the Company's goals of providing the Company's shareholders with a competitive return on their investment while at the same time providing its customers with high quality service at a competitive price. The compensation philosophy, therefore, bases a significant portion of each officer's total compensation on the achievement of these goals.

Compensation Philosophy

     The Executive Compensation Program is reviewed on an annual basis to ensure its alignment with the Company's compensation philosophy. To retain and attract an experienced results-oriented team, the Company's compensation philosophy is to provide a total compensation opportunity between the median and 75th percentile in comparison to both regulated and nonregulated businesses. Each year, the Committee reviews data from the Edison Electric Institute (the "EEI") survey of electric utilities and Towers Perrin's annual management compensation survey. In the following performance graph on page 13, the Company's total return to shareholders is compared to that of the 65 electric utilities comprising the Solomon Electric Utilities Index and the S&P 500 Stock Index. The overwhelming majority of the companies in the Solomon Electric Utilities Index participate in the EEI survey database. The companies in the Towers Perrin survey parallel the type and mix of companies comprising the S&P 500 Stock Index.

     The Executive Compensation Program for the officers of the Company is comprised of base salary, annual performance-related awards and a long-term incentive plan. Annual base salary increases reflect the individual's performance and contribution over several years. Annual incentive awards vary directly with annual corporate performance for the CEO and the Chief Operating Officer (the "COO"). Corporate performance is weighted 60% and individual goal achievement is weighted 40% for all other officers. Individual officer goals are established annually in support of the corporate performance goals. The long-
                                        11
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
term incentive plan approved by the Company's shareholders in 1993 provides officers with the opportunity to earn shares of common stock based on the Company's total return to shareholders compared to a peer group of electric utilities.

     The remainder of this report discusses the administration of the 1993 Executive Compensation Program with respect to the CEO and the other officers as a group.

1993 Base Salary

     The 1993 base salaries of the CEO and other officers as a group were established by the Committee taking into account salary trends and the individual's performance. The 1993 base salaries of the CEO and the other officers as a group represent 75% and 78% of their total compensation respectively. The CEO's salary was increased 15% and all other officers as a group by an average of 13% over their 1992 levels. For 1993, the CEO's salary was at the median for comparable positions in the electric utility industry.

1993 Incentive Awards

     The corporate component of the 1993 incentive awards was based on three corporate performance goals weighted as follows-- corporate earnings, 50%; customer satisfaction, 30%; and cost control, 20%. Specific corporate performance goals were established at the beginning of the year. The CEO and COO's 1993 annual incentive award is based entirely on the three corporate goals. Achievement of the corporate performance goals and individual goals were evaluated and taken into consideration in determining 1993 annual incentive awards for all other officers.

     The 1993 incentive award earned by the CEO was 32% of salary. This award reflected the Company exceeding its corporate earnings and cost control goals, while the targeted level of customer satisfaction, as determined by the results of an independent customer satisfaction survey, was not achieved. The incentive awards for all other officers as a group was an average of 22% of salary.

     Under the provisions of the Company's Long-Term Incentive Plan, the officers of the Company were granted a total number of 13,181 stock units. The CEO's grant of 4,656 stock units was based on the Company's philosophy of providing the opportunity to earn total compensation between the 50th and 75th percentile of regulated and nonregulated businesses. The actual number of stock units earned by the CEO and all officers as a group will be determined in 1996 based on the Company's total shareholders return as compared to a peer group of electric utilities for the period 1993-1995 or such other measure as the Committee deems appropriate.

                                              COMPENSATION COMMITTEE

                                              Arthur M. Smith
                                              Fred D. Gibson, Jr.
                                              John L. Goolsby
                                              Jerry Herbst
                                              Frank E. Scott
                                              Jelindo A. Tiberti

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the Company's common stock, the S&P 500 Stock Index, the Merrill Lynch Electric Utilities Index and the Solomon Electric Utilities Index. The Merrill Lynch Electric Utilities Index no longer appears to meet the criteria of a published industry index under the Securities and Exchange Commission's rules. Therefore, going forward, the Company has chosen to compare itself to the Solomon Electric Utilities Index.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
    NEVADA POWER COMPANY COMMON STOCK (NPC), S&P 500 STOCK INDEX (S&P 500),
      MERRILL LYNCH ELECTRIC UTILITIES INDEX (MERRILL) AND SOLOMON ELECTRIC
                           UTILITIES INDEX (SOLOMON)

Measurement Period
(Fiscal Year Covered)             NPC       S&P 500     Merrill     Solomon
- ---------------------           -------     -------     -------     -------

Measurement Pt. - 12/31/88       $100        $100        $100        $100
Fiscal Year Ended - 12/31/89     $135        $132        $133        $132
Fiscal Year Ended - 12/31/90     $124        $127        $135        $134
Fiscal Year Ended - 12/31/91     $119        $166        $174        $173
Fiscal Year Ended - 12/31/92     $157        $179        $186        $186
Fiscal Year Ended - 12/31/93     $171        $197        $207        $208


Assumes $100 invested on 12/31/88 in Nevada Power Company common stock, S&P 500 Stock Index, Merrill Lynch Electric Utilities Index and Solomon Electric Utilities Index with dividend reinvestment over period.

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
RETIREMENT BENEFITS

     The Company's Qualified Retirement Plan (the "Retirement Plan") for salaried employees provides noncontributory benefits based upon both years of service and the employee's highest consecutive 5-year average annual compensation. Annual compensation includes salary and bonus amounts paid as shown in the Summary Compensation Table. The credited years of service under the Retirement Plan at December 31, 1993 for each of the individuals listed in the above table are as follows: Charles A. Lenzie, 18 years; James C. Holcombe, 4 years; David G. Barneby, 26 years; Cynthia K. Gilliam, 18 years; and Steven W. Rigazio, 8 years. The Retirement Plan includes an early retirement option under which a covered employee may receive an actuarially reduced benefit upon early retirement between ages 55 and 65.

     The following table presents the noncontributory annual benefits payable for life under the Retirement Plan to employees, assuming normal retirement at age 65 in the current year under a single life annuity benefit. The amounts shown below represent the application of the Retirement Plan formula to the amounts of compensation and years of service shown. The amounts do not include Social Security benefits upon retirement. Benefits payable under the Retirement Plan must be in compliance with the applicable guidelines or maximums prescribed in the Employees Retirement Income Security Act of 1974 as currently stated or as adjusted from time to time.

                             Maximum Annual Benefit for Specific
                           Years of Credited Service at Retirement
Highest              ----------------------------------------------------------
Consecutive 5-Year
Average Earnings     15 Years  20 Years  25 Years  30 Years  35 Years  40 Years
- ------------------   --------  --------  --------  --------  --------  --------
$150,000 ........    $38,876   $51,834   $ 64,793  $ 77,751  $ 90,710  $103,668
 200,000 ........     52,376    69,834     87,293   104,751   118,800   118,800
 250,000 ........     64,245    87,834    109,793   118,800   118,800   118,800
 300,000 ........     64,245    87,834    109,793   118,800   118,800   118,800
 350,000 ........     64,245    87,834    109,793   118,800   118,800   118,800

     The Company has adopted a Supplemental Executive Retirement Plan (the "SERP") in addition to the regular Retirement Plan. Participation is limited to such officers as the Board of Directors may select. Presently, 27 active or retired designated officers and managers, including the five highest paid officers of the Company, participate in the SERP. Each selected participant who retires on or after age 62 with at least 25 years of service will receive a SERP retirement benefit equivalent to 60% of their highest consecutive 3-year average annual earnings reduced by the Retirement Plan benefit. Annual earnings include wages, salary, bonus earned and the value of all other compensation amounts as shown in the Summary Compensation Table. Reduced benefits apply to participants who retire with less than 25 years of service or before age 62. The credited years of service under the SERP at December 31, 1993 for each of the individuals listed in the above table are as follows: Charles A. Lenzie, 19 years; James C. Holcombe, 7 years; David G. Barneby, 27 years; Cynthia K. Gilliam, 19 years; and Steven W. Rigazio, 9 years.

     The following table sets forth, by example, maximum annual benefits upon retirement on or after age 62 under the combined regular Retirement Plan and the SERP. The amounts shown below represent the application of the SERP formula to the highest consecutive 3-year average annual earnings and years of service shown.

                                 Maximum Annual Benefit for Specific
                                    Years of Service at Retirement
     Highest Consecutive      ------------------------------------------
     3-Year Average Earnings  15 Years        20 Years         25 Years
- ----------------------------  ---------       ---------        ---------
     $150,000 ............... $  67,500       $  78,750        $  90,000
      200,000 ...............    90,000         105,000          120,000
      250,000 ...............   112,500         131,250          150,000
      300,000 ...............   135,000         157,500          180,000
      350,000 ...............   157,500         183,750          210,000

RETIREMENT PLAN FOR OUTSIDE DIRECTORS

     The Company has established a Retirement Plan for the Outside Directors (the "RPOD"). The RPOD provides a maximum annual life benefit equivalent to the annual fee being paid to the Outside Director at the date of retirement. With respect to an Outside Director first elected after May 11, 1990, receipt of the maximum annual life benefit under the RPOD is subject to (a) minimum service for 5 years as an Outside Director and (b) retirement on or before the first day of the month following such Outside Director's 72nd birthday. The annual benefit received by an Outside Director elected after May 11, 1990, who has met the minimum 5-year service requirement, will be reduced by $500 for each year such Outside Director retires after their 65th birthday but prior to their 72nd birthday.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche as the Company's independent public accountants for 1994 at the recommendation of the Audit Committee. Representatives of Deloitte & Touche will be present at the 1994 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal intended for consideration at the 1995 Annual Meeting must be received by the Company on or before November 14, 1994 to be included in the proxy materials for the 1995 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize Certified Mail-Return Receipt Requested.


                                 ANNUAL REPORT

     For further information with respect to the Company, reference is made to the 1993 Annual Report of the Company, a copy of which has been mailed to all shareholders of the Company.

                                 OTHER MATTERS

     The management knows of no matters to be presented at the meeting other than those mentioned above. However, if any other matters do properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting thereon.

                                   Richard L. Hinckley
                                   Richard L. Hinckley
                                      Secretary
Las Vegas, Nevada
March 14, l994

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
                          1993 ANNUAL MEETING MINUTES

     Copies of the minutes of the Company's 1993 Annual Meeting of Shareholders and/or the Company's 1993 Annual Report on Form 10-K, including the financial statements and the schedules thereto filed with the Securities and Exchange
Commission for the Company's most recent fiscal year, will be furnished upon written request to shareholders without charge. A copy may be obtained by writing to Shareholder Services, Nevada Power Company, P.O. Box 230, Las Vegas, Nevada 89151.

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
                                   APPENDIX A
                        LIST OF GRAPHIC AND IMAGE MATERIAL

1. Map of the location of the 1994 Annual Meeting of Shareholders. See the page following the Notice of Annual Meeting of Shareholders for a description of the map.
2. Performance Graph. See page 13 of the Proxy Statement for a description of the Performance Graph in tabular form.

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                              NEVADA POWER COMPANY


March 14, l994



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Nevada Power Company to be held at 2:00 P.M. on May 6, 1994, at the Sheraton Desert Inn Country Club, Terrace Room, 3145 Las Vegas Boulevard South, Las Vegas, Nevada. Your Board of Directors looks forward to greeting personally those shareholders able to attend.

At the meeting, you will be asked to vote in the election of four directors to three-year terms.

Whether or  not you  plan to  attend, it  is important that your shares are
represented at  the meeting.   Accordingly,  you are  requested to promptly
vote, sign, date and mail the attached proxy in the envelope provided.

Thank you for your consideration and continued support.


Very truly yours,

Charles A. Lenzie
Charles A. Lenzie
Chairman of the Board and
Chief Executive Officer



- ---------------------------------------------------------------------------





                                PROXY CARD

                                      FRONT
- --------------------------------------------------------------------------------

                                   DETACH HERE
                                           Date:__________________________, 1994

                                           _____________________________________
                                                        (Signature)

                                           _____________________________________
                                                        (Signature)

                                              (Joint  owners   must  EACH  sign.
                                              Please  sign   EXACTLY   as   your
                                              name(s) appear(s)  on  this  card.
                                              When signing as attorney, trustee,
                                              executor, administrator,  guardian
                                              or corporate  officer, please give
                                              FULL title.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




                        (TO BE VOTED ON REVERSE SIDE)

                                      BACK
- --------------------------------------------------------------------------------

                               NEVADA POWER COMPANY
 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                   May  6, 1994

     The signing shareholder hereby appoints Charles A. Lenzie, Mary Lee Coleman and Conrad L. Ryan, or any one of them, with full power of substitution, the attorneys and proxies of the signing shareholder to vote all shares of Common Stock of the Company which the signing shareholder is entitled to vote at the annual meeting of Nevada Power Company to be held on May 6, 1994, at 2:00 p.m. and at any and all adjournments of such meeting.

(1) ELECTION OF DIRECTORS   FOR all nominees listed       WITHHOLD AUTHORITY ___
    to three-year terms     below ___ (except as marked   to vote for all
                            to the contrary below)        nominees listed below

    (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

         John L.Goolsby,  Jerry Herbst,  Frank E. Scott,  Jelindo A. Tiberti
________________________________________________________________________________

    (2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                           (TO BE SIGNED ON REVERSE SIDE)